                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     We, the undersigned Officers and Directors of JP Foodservice, Inc. (the "Corporation") hereby constitute and appoint James L. Miller, Lewis Hay, III and David M. Abramson, and each of them, with power of substitution, our true and lawful attorneys with full power to sign for us, in our names and in the capacities indicated below, a registration statement on Form S-3 (or other applicable form), and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 up to 279,268 shares of the Corporation's Common Stock which may be sold by selling stockholders for sale to the public.


   Signature                        Title                Date
   ---------                        -----                ----

/s/ James L. Miller
---------------------      Chairman of the Board,        December 3, 1997
James L. Miller            President and Chief
                           Executive Officer
                           (Principal Executive
                           Officer)

/s/ Lewis Hay, III
---------------------      Director, Senior Vice         December 3, 1997
Lewis Hay, III             President and Chief
                           Financial Officer
                           (Principal Financial
                           Officer)

/s/ George T. Megas
---------------------      Vice President - Finance      December 3, 1997
George T. Megas            (Principal Accounting
                           Officer)

/s/ Michael J. Drabb
---------------------      Director                      December 3, 1997
Michael J. Drabb


/s/ David M. Abramson
---------------------      Director                      December 3, 1997
David M. Abramson

/s/ Eric E. Glass
---------------------      Director                      December 3, 1997
Eric E. Glass

/s/ Mark P. Kaiser
---------------------      Director                      December 3, 1997
Mark P. Kaiser

/s/ Paul I. Latta
---------------------      Director                      December 3, 1997
Paul I. Latta

/s/ Dean R. Silverman
---------------------      Director                      December 2, 1997
Dean R. Silverman

/s/ Jeffrey D. Serkes
---------------------      Director                      December 3, 1997
Jeffrey D. Serkes